EXHIBIT  10.2
TERMINATION  AGREEMENT


                  [UNOFFICIAL TRANSLATION FOR INFORMATION ONLY]


                      WUHAN DONG FENG PAPER COMPANY LIMITED

             JOINT VENTURERS' AGREEMENT OF JOINT VENTURE TERMINATION


Party  A      :         Wuban  Dongfeng  Paper  Mill  Company

Party  B      :         Orient  Packaging  Limited

We, after detailed discussion, hereby mutually resolved and agreed to terminate the joint venture operation in accordance with Article 68(2) & (5) of the joint venture's Article of Association and relevant provisions in the joint venture agreement, and that we undertake not to pursue or claim against each other any damages, compensation and liabilities thereof.

This agreement shall replace all agreements, letter of intent and other related letters or fax signed after 20 December 1996.


Party  A:                                Party  B:
Wuhan Dongfeng Paper Mill Company        Orient Packaging Limited

Representative:                          Representative:

/s/Deng  Xiong                           /s/Wu  Wai  Leung,  Danny
--------------------                     ---------------------------
Deng  Xiong                              Wu  Wai  Leung,  Danny
Manager                                  Director

Company  sign  and  chop                 Company  sign  and  chop


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